                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

- --------------------------------------------------------------------------------
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Payment of Filing Fee (Check the appropriate box):

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/ /  $500 per each party to the controversy pursuant to Exchange Act Rule
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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
                       SPELLING ENTERTAINMENT GROUP INC.
             5700 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90036
                      ____________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 23, 1995
                      ____________________________________

         You are cordially invited to attend the Annual Meeting of Shareholders of Spelling Entertainment Group Inc. (the "Company") which will be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Champagne Room, Beverly Hills, California, on May 23, 1995 at 10:00 a.m., Pacific Time, for the following purposes:

         Proposal 1.      To elect directors.

         Proposal 2.      To consider and vote upon a proposal to change the
                          Company's state of incorporation from Florida to Delaware.

         Proposal 3.      To transact such other business as may properly come
                          before the Annual Meeting.

         Only shareholders of record at the close of business on March 31, 1995 are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A list of such shareholders will be available for examination by any shareholder for any purpose germane to the meeting, during normal business hours, at the principal office of the Company, 5700 Wilshire Boulevard, Los Angeles, California, for a period of ten days prior to the Annual Meeting.

         It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please mark, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.


                                          ____________________________________
                                          SALLY SUCHIL
                                          Secretary

Los Angeles, California
April __, 1995


               YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED
                         PROXY AND RETURN IT PROMPTLY.

                       SPELLING ENTERTAINMENT GROUP INC.
                           _________________________

                                PROXY STATEMENT
                           _________________________

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 23, 1995

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Spelling Entertainment Group Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Champagne Room, Beverly Hills, California, at 10:00 a.m., Pacific Time on May 23, 1995, and at any postponements or adjournments thereof. Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, they will be voted for the election of the nominees named herein as directors, and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. If for any reason (which the Board of Directors does not expect) a nominee is unable to serve, the proxies may use their discretion to vote for a substitute proposed by the Board of Directors. Any shareholder giving a proxy has the power to revoke it any time before it is voted, by giving written notice to the Secretary of the Company at the address below so that it is received no later than the closing of the polls at the Annual Meeting, or by attending the Annual Meeting in person and voting thereat or by executing a later-dated proxy delivered prior to the closing of the polls at the Annual Meeting.

         The Company's executive offices are located at 5700 Wilshire Boulevard, Los Angeles, California 90036 (telephone 213-965-5700). Proxy
materials are being mailed to shareholders beginning on or about April   ,
1995.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         Only shareholders of record at the close of business on March 31, 1995 (the "Record Date"), are entitled to vote at the Annual Meeting. The only voting stock of the Company outstanding is its common stock, $.10 par value per share (the "Common Stock"), of which 88,291,950 shares were outstanding of record as of the close of business on March 31, 1995. Each share of Common Stock issued and outstanding is entitled to one vote on each matter to be presented at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will also determine whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject to any such proxy which are not being voted with respect to a particular matter will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter, and directions to "withhold authority" to vote for directors, will be considered voted shares, and will count for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the total number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for approval of Proposal 2. If a quorum is present, non-votes and abstentions will have no effect on the voting for the election of directors.

         As of the Record Date, Viacom Inc. ("Viacom") was the beneficial owner of approximately 67,673,702 shares of Common Stock representing approximately 77% of the outstanding shares. Viacom has advised the Company of its intention to vote such shares in favor of the below listed nominees for directors and for Proposal 2.

                             ELECTION OF DIRECTORS

         By resolution of the Board of Directors of the Company, the number of directors constituting the Board is set at eight directors. Proxies may not be voted for more than eight persons. In the election of directors, shareholders do not have cumulative voting rights.

         The persons named below have been designated by the Board as nominees for election as directors for terms expiring at the Company's Annual Meeting of Shareholders in 1996. All nominees are currently serving as directors.

         H. WAYNE HUIZENGA, age 57, has been Chairman of the Board and a Director of the Company since April 1993. Mr. Huizenga was Chairman of the Board and Chief Executive Officer of Blockbuster Entertainment Corporation ("Blockbuster") from April 1987 until September 1994 when Blockbuster merged with Viacom, at which time he became Chairman of Blockbuster Entertainment Group, a division of Viacom ("BEG"). He also serves as Vice Chairman and a Director of Viacom. From May 1984 to the present, Mr. Huizenga has been an investor in other businesses and is the sole shareholder and Chairman of the Board of Huizenga Holdings, Inc. ("Holdings"), a holding and management company with various business interests. He also has a majority ownership interest in Florida Marlins Baseball, Ltd., a Major League Baseball sports franchise, owns the Florida Panthers Hockey Club, Ltd., a National Hockey League sports franchise, the Miami Dolphins, Ltd., a National Football League sports franchise, and Robbie Stadium Corporation, which owns and operates Joe Robbie Stadium in South Florida. Mr. Huizenga is also a member of the Board of Directors of Discovery Zone, Inc.

         AARON SPELLING, age 72, has been Vice Chairman of the Board of the Company since April 1993 and a Director since October 1992. Mr. Spelling has been Chairman of the Board of Aaron Spelling Productions, Inc. ("ASP"), a subsidiary of the Company, since its formation in 1965, and has served as its Chief Executive Officer since July 1986. Mr. Spelling also serves as the Chairman of the Board and Chief Executive Officer of Spelling Television Inc. and most of the Company's other significant television production subsidiaries. Mr. Spelling's career includes involvement as a writer, creator and producer of over 100 movies-for-television and over 30 television series including The Danny Thomas Hour, The Guns of Will Sonnett, The Mod Squad, Charlie's Angels, The Rookies, Starsky & Hutch, Hart to Hart, Fantasy

Island," "Family," "The Love Boat," "Vegas," "Matt Houston," "Hotel," "Dynasty," "The Colbys," "Beverly Hills, 90210" and "Melrose Place," encompassing more than 3,000 hours of television programming over more than 30 years.

         STEVEN R. BERRARD, age 40, has been President and Chief Executive Officer and a Director of the Company since April 1993. Mr. Berrard was Vice Chairman of the Board of Blockbuster from November 1989, and President and Chief Operating Officer of Blockbuster from January 1993, until the merger with Viacom in September 1994, at which time he became President and Chief Executive Officer of BEG. He has served in various other executive positions with Blockbuster since June 1987. He is also a limited partner of Florida Marlins Baseball, Ltd. Mr. Berrard is also a member of the Board of Directors of Viacom and Discovery Zone, Inc.

         FRANK J. BIONDI, JR., age 50, has been a Director of the Company since November 1994. Mr. Biondi has been President and Chief Executive Officer of Viacom since July 1987. Mr. Biondi is also a member of the Board of Directors of Viacom and Maybelline Inc.

         PHILIPPE P. DAUMAN, age 41, has been a Director of the Company since November 1994. Mr. Dauman has served as Executive Vice President, General Counsel and Chief Administrative Officer of Viacom since March 1994. From February 1993 to March 1994, Mr. Dauman served as Senior Vice President,
General Counsel and Secretary of Viacom.   Prior thereto, Mr. Dauman was a
partner in the law firm of Shearman & Sterling in New York, which he joined in 1978. Mr. Dauman also serves on the Board of Directors of Viacom and National Amusements, Inc. ("NAI").

         J. BRIAN MCGRATH, age 52, has been a Director of the Company since November 1994. Mr. McGrath has served as the Commissioner of the Thoroughbred Racing Associations since March 1994. He has also served as President of TRA Enterprises, which is the managing general partner of Equibase Holding
Partners, LP, since March 1994. Prior thereto, he was President and Chief Executive Officer of ISL Marketing AG, a sports marketing firm, from August 1991 to November 1993. Prior to August 1991, Mr. McGrath was an independent consultant to the entertainment and investment banking industries.

         JOHN L. MUETHING, age 72, has been a Director of the Company since October 1992. He has been, for more than five years, Of Counsel to the law firm of Keating, Muething & Klekamp, located in Cincinnati, Ohio.

         SUMNER M. REDSTONE, age 71, has been a Director of the Company since November 1994. Mr. Redstone has served as Chairman of the Board of Viacom since June 1987 and as a member of its Board since 1986. Mr. Redstone also serves as Chairman of the Compensation Committee of Viacom. He has served as President, Chief Executive Officer of NAI since 1967 and as Chairman of the Board of NAI since 1986. He served as the first Chairman of the Board of the National Association of Theater Owners, and is currently a member of the Executive Committee of that organization. During the Carter Administration, Mr. Redstone was appointed a member of the Presidential Advisory Committee on the Arts for the John F. Kennedy Center for the Performing Arts and, in 1984, he was appointed a Director of the Kennedy Presidential Library Foundation. Since 1982, Mr. Redstone has been a member of the faculty of Boston University Law School, where he has lectured in entertainment law, and in 1994, he accepted a proposal from Harvard Law School to lecture, as well as a Visting Professorship from Brandeis University.

EXECUTIVE OFFICERS

Set forth below is information regarding those persons who serve as executive officers of the Company, but who do not serve as directors of the Company.

         PETER H. BACHMANN, age 37, has been Executive Vice President, Office of the President since October 1994. From August 1993 to October 1994, he served as Senior Vice President - Business and Legal Affairs of the Company and of Spelling Television Inc. From June 1987 to August 1993, Mr. Bachmann served in various executive positions at Imagine Films Entertainment, Inc., most recently as Executive Vice President, Business Affairs.

         THOMAS P. CARSON, age 48, has been Executive Vice President, Office of the President since October 1994. Mr. Carson has also served as the Chief Financial Officer of the Company since September 1993 and Treasurer since February 1994. He also served as Senior Vice President from November 1993 to November 1994. Prior thereto, he served as Executive Vice President - Chief Financial Officer of Metro-Goldwyn-Mayer Inc. ("MGM") from May 1991 to September 1993 and Senior Vice President - Chief Financial Officer of MGM from December 1985 to November 1990.

         J. RONALD CASTELL, age 58, has been Executive Vice President, Office of the President since November 1994. Mr. Castell joined the Company in June 1993 as Vice President, during which time he has also served as Senior Vice President of Programming and Communications for Blockbuster, a position he has held since 1991. Mr. Castell began his employment with Blockbuster in February 1989 as Senior Vice President of Programming and Merchandising.

         KATHLEEN COUGHLAN, age 42, has been Senior Vice President and Corporate Controller of the Company since November 1994. Prior thereto, she served as Vice President and Corporate Controller of the Company from January 1994 to November 1994. From May 1991 to December 1993, Ms. Coughlan served as Senior Vice President and Controller of MGM. From January 1986 to November 1990, Ms. Coughlan served as Vice President and Controller of MGM.

         SALLY SUCHIL, age 44, has been Senior Vice President, General Counsel and Secretary of the Company since January 1995. Ms. Suchil served as Senior Vice President and Assistant General Counsel of MGM from June 1992 to December 1994. Prior thereto, she served as Senior Vice President - Corporate Legal Affairs of MGM from July 1991 to June 1992, and Vice President - Corporate Legal Affairs of MGM from 1986 to July 1991.

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, executive officers and any persons holding more than ten percent of the Common Stock are required to report their initial ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission, the New York Stock Exchange and the Pacific Stock Exchange. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of the copies of the forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that in 1994 and through the date of this Proxy Statement, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent shareholders were complied with, except as set forth below. Messrs. Bachmann and Carson each inadvertently filed one report on Form 4 after the designated filing date. Each of the reports related to a single grant of options which were granted to Messrs. Bachmann and Carson.

                       SECURITIES OWNERSHIP OF MANAGEMENT

         Information concerning the Common Stock of the Company beneficially owned by each director, each Named Officer in the Summary Compensation Table below, each person (or group) known to the Company to beneficially own more than five percent of the outstanding Common Stock, and the directors and executive officers as a group on March 31, 1995, is shown in the following table:

                                           NUMBER OF SHARES OF
NAME OF DIRECTOR, EXECUTIVE                COMMON STOCK                      PERCENT
OFFICER OR SHAREHOLDER                     BENEFICIALLY OWNED (1)            OF CLASS
- ----------------------                     ----------------------            --------
H. Wayne Huizenga(2)                              --                            --
Aaron Spelling                                 348,500(3)                       *
Steven R. Berrard(2)                              --                            --
Frank J. Biondi(2)                                --                            --
Philippe P. Dauman(2)                             --                            --
J. Brian McGrath                                 5,000                          *
John L. Muething                                 2,000                          *
Sumner M. Redstone                          69,043,850(4)(5)                    77%
Peter H. Bachmann                               10,000(6)                       *
Thomas P. Carson                                25,000(6)                       *
J. Ronald Castell                                  --                           --
Kathleen Coughlan                               12,500(5)                       *
Viacom Inc.                                 69,043,850                          77%
All directors and executive officers
 as a group (12 persons)                              (3)(6)(7)                 *

____________________________
*Less than one percent of the class of securities

(1) Unless otherwise indicated, each holder named has sole voting and investment power with respect to the shares of Common Stock owned by such holder.

(2) Does not include any shares of Common Stock beneficially owned by Viacom. (See "Election of Directors.")

(3) Includes 300,000 shares of Common Stock which may be acquired within 60 days of __________ by Mr. Spelling upon exercise of stock options.

(4) Consists of shares of Common Stock owned by Viacom (see above). NAI owns approximately 61% of Viacom's Class A Common Stock and approximately 26% of Viacom's Class B Common Stock. Mr. Redstone is the controlling shareholder of NAI and is its Chairman of the Board, President and Chief Operating Officer.

(5) Includes 1,370,148 shares of Common Stock which may be acquired by Viacom pursuant to a warrant converted to and right to acquire shares of Common Stock.

(6) Consists of shares of Common Stock which may be acquired within 60 days of __________ by Messrs. Bachmann and Carson and Ms. Coughlan.

(7)      Does not include shares of Common Stock attributed to Mr. Redstone.

                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors has, pursuant to its powers, designated several committees of the Board, including an Executive Committee, Audit Committee, Compensation Committee and Nominating Committee, the functions and membership of which are described below.

         The Executive Committee is permitted under Florida law and the Company's by-laws to perform substantially all of the functions of the Board of Directors, except: to approve or recommend to shareholders actions or proposals required to be approved by shareholders, to fill Board or committee vacancies, to adopt, amend or repeal the by-laws, to authorize reacquisition of the Company's shares, or to authorize the issuance or to contract for the sale of shares or to determine rights of the Company's shares, except within limits specifically prescribed by the Board. The Audit Committee is responsible for certain financial affairs of the Company and its subsidiaries, including the selection of the Company's auditors, the review of the adequacy of internal controls and reporting, and the performance of any other duties or functions deemed appropriate by the Board. The Compensation Committee is responsible for the matters discussed under the heading "Report of the Compensation Committee" set forth below. The Nominating Committee's function is to identify and propose to the full Board nominees to fill vacancies as they occur. The Nominating Committee will consider persons brought to its attention by officers, directors and shareholders. Proposals may be addressed to the Nominating Committee at the address shown on the cover of this Proxy Statement, attention of the Secretary of the Company. Messrs. Huizenga, Berrard and Spelling are currently members of the Executive Committee; Messrs. McGrath and Muething are currently members of the Audit Committee and the Nominating Committee; Messrs. Berrard, Dauman, Muething and McGrath are currently members of the Compensation Committee. During 1994, the Executive Committee met, or took action by unanimous written consent, three times, the Compensation Committee met four times and the Audit Committee met one time. In addition, a Special Committee of the Board, consisting of the independent directors, met ___ times, during 1994 to consider the Republic merger, the Virgin Interactive Acquisition and the Viacom Credit Facility (see "Certain Transactions").

         During 1994, the Board of Directors took action by unanimous written consent on three occasions and held four Board meetings. Each director attended at least 75% of the combined number of meetings held by the Board of Directors and the committee(s) thereof on which each such director served.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation for services rendered in all capacities to the Company for the years ended December 1994, 1993 and 1992, of those persons who were (i) the Company's Chief Executive Officer during 1994 and (ii) the executive officers of the Company at December 31, 1994 whose 1994 salary and bonus exceeded $100,000 (such persons being referred to herein collectively as the "Named Officers").

                                                 ANNUAL COMPENSATION                              LONG-TERM
                                                                                                 COMPENSATION
                                                                                                 ------------
                                                                                  OTHER           SECURITIES
                                                                                 ANNUAL           UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR         SALARY              BONUS         COMPENSATION         OPTIONS       COMPENSATION
- ---------------------------    ----    ----------------     -------------     ------------    -----------------  ------------
Steven R. Berrard              1994         200,000(a)       $     -            $    -                  -          $     -
President and Chief            1993          43,987(a)           7,763(a)
Executive Officer

Peter H. Bachmann              1994         281,250            150,000            13,400(b)         160,000
Executive Vice President,      1993          96,154             10,000             2,875(c)          40,000
Office of the President

Thomas P. Carson               1994         289,424            150,000            15,400(b)         100,000              -
Executive Vice President,      1993          67,308                -               2,800(c)         100,000              -
Office of the President
Chief Financial Officer and
Treasurer

J. Ronald Castell              1994         125,000(a)              -                -                  -                -
Executive Vice President,      1993
Office of the President

Kathleen Coughlan              1994         168,270             52,700                  (d)          50,000              -
Senior Vice President and
Corporate Controller

(a) Represents amounts received from Blockbuster allocable to Messrs. Berrard and Castell's services to the Company in 1994 and 1993, respectively, which amounts were reimbursed to Blockbuster by the Company (see "Certain Transactions").

(b) Consists of car allowance in the amount of $7,400 and $9,400, and $6,000 and $6,000 accrued under a Company profit sharing plan, for Messrs. Bachmann and Carson, respectively.

(c) Consists of car allowance.

(d)  Amount accrued under a Company profit sharing plan.

STOCK OPTION GRANT TABLE

         Set forth below is information with respect to grants of stock options during the fiscal year ended December 31, 1994, to the Named Officers. Stock appreciation rights are not available under the Company's stock option plans.

                                                                                                           Potential Realizable
                                                                                                                 Value At
                                                                                                         Assumed Annual Rates of
                                   Individual Grants                                                     Stock Price Appreciation
                             Number of          % of Total                                                   for Option Term
                            Securities        Options Granted                                            ------------------------
                            Underlying         to Employees          Exercise          Expiration
                          Options Granted     in Fiscal Year           Price              Date               5%            10%
                          ---------------     ---------------        --------          ----------        ---------      ---------
Steven R. Berrard               --                  --                  --                 --                 --             --

Peter H. Bachmann            160,000(1)                               $9.375             9/01/04          $943,342      $2,390,614

Thomas P. Carson             100,000(1)                               $9.375             9/01/04          $589,589      $1,494,134

J. Ronald Castell               --                  --                  --                 --

Kathleen Coughlan             50,000(2)             --               $10.375             1/10/04

(1) Grant vests in equal amounts over a period of three years.

(2) Grant vests in equal amounts over a period of four years.

         As required by the Securities and Exchange Commission, the dollar amounts in the last two columns represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full option term. These prescribed rates are not intended to forecast possible future appreciation, if any, of the Common Stock.

STOCK OPTION EXERCISES AND YEAR-END HOLDINGS

         The following table sets forth certain information pertaining to stock options (i) exercised during the fiscal year ended 1994 and (ii) held as of December 31, 1994 by the Named Officers. The Company has no plans pursuant to which stock appreciation rights may be awarded.

                                                                                                         VALUE OF UNEXERCISED
                                                                     NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS AT
                                SHARES                            OPTIONS AT DECEMBER 31, 1994              DECEMBER 31, 1994
                               ACQUIRED           VALUE          ------------------------------      ------------------------------
    NAMED OFFICERS            ON EXERCISE       REALIZED         EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
    --------------            -----------       --------         -----------      -------------      -----------      -------------
Steven R. Berrard                 --               --                --                 --                --                --

Peter H. Bachmann                 --               --              10,000            190,000            $33,750          $321,250

Thomas P. Carson                  --               --              25,000            175,000            $87,500          $400,000

J. Ronald Castell                 --               --                --                 --

Kathleen Coughlan                 --               --                --               50,000

DIRECTOR COMPENSATION

         Each member of the Board (excluding Messrs. Huizenga, Berrard, [Redstone, Biondi and Dauman]) is currently paid an annual fee of $15,000 plus $750 for each meeting attended, including committee meetings.

EMPLOYMENT CONTRACTS

         Pursuant to an Employment Agreement dated as of March 1, 1989, as amended (the "Employment Agreement"), Aaron Spelling is employed as Chairman of the Board and Chief Executive Officer of most significant subsidiaries involved in television production, and serves as Executive Producer or Producer of substantially all television programs and filmed entertainment produced by the Company's significant subsidiaries. As compensation for serving as an officer of such subsidiaries, Mr. Spelling currently receives an annual base salary of $1,089,000 which will increase ten percent on March 1, 1996. As compensation for serving as an Executive Producer or Producer, Mr. Spelling receives certain producer fees consistent with industry standards for producers of similar stature in relation to the applicable budget.

         Mr. Spelling has the right to terminate the Employment Agreement effective upon seven (7) days written notice in the event that the Company materially breaches its obligations under the Employment Agreement or upon certain circumstances involving a change of control of the Company (such provision was waived by Mr. Spelling with respect to the Viacom merger with
BEG). If such termination is premised solely on a change in control, the Company has the right to retain Mr. Spelling as a consultant for a period of time thereafter. Compensation for such consulting services would be based on a percentage of the compensation that Mr. Spelling would have received but for termination of the Employment Agreement. If Mr. Spelling terminates the Employment Agreement based on a material breach by the Company, Mr. Spelling has the right to cease providing services and receive a lump sum payment equal to the present value of his base salary for the remainder of the term as well as service fees payable in accordance with a formula provided in the Employment Agreement. Mr. Spelling's Employment Agreement extends through April 30, 1996.

         The Company has a three-year employment agreement with Peter Bachmann, dated as of September 26, 1994, wherein he is employed as Executive Vice President, Office of the President at an annual salary of $375,000. Such salary will increase to $475,000 on September 30, 1995 and to $550,000 on September 30, 1996. In addition, Mr. Bachmann received a $25,000 bonus upon execution of his agreement. Further, he is entitled to receive, at the Company's discretion, incentive compensation up to 35% of his salary based on the Company's performance and his individual performance. Mr. Bachmann was also granted 160,000 stock options vesting one-third each year over the term of the agreement. However, if the Company engages in a going private transaction (a "Rule 13e-3 transaction"), any outstanding options become immediately exercisable one day prior to the closing of such transaction.

         The Company has a three-year employment agreement with Thomas P. Carson, dated as of September 1, 1994, wherein he is employed as Executive
Vice President, Office of the President at an annual salary of $375,000. Such salary will increase to $475,000 on September 30, 1995 and to $550,000 on September 30, 1996. In addition, Mr. Carson received a $25,000 bonus upon execution of his agreement. Further, he is entitled to receive, at the Company's discretion, incentive compensation up to 35% of his salary based on the Company's performance and his individual performance. Mr. Carson was also granted 100,000 stock options vesting one-third each year over the term of the agreement. However, if the Company engages in a Rule 13e-3 transaction, any outstanding options become immediately exercisable one day prior to the closing of such transaction.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors at March 31, 1995 consisted of four directors: Steven R. Berrard, Philippe P. Dauman, J. Brian McGrath (Chairman) and John L. Muething. John T. Lawrence, III and Alfred W. Martinelli, former directors of the Company, served as members of the Compensation Committee through November 1994. The Compensation Committee's functions include reviewing and recommending compensation arrangements for executive officers of the Company and administering the Company's stock option plans, including determining eligibility, the number of shares to be granted under the options and the terms of such grants.

Compensation Philosophy

         The Company's executive compensation policies relating to executive officers have been designed to provide a total compensation program that will attract, retain and motivate superior executive personnel while integrating such compensation with Company performance and shareholder interests. The Company's compensation program for executive officers has three principal components: annual base salary, annual incentive bonuses and stock option grants. Under this program, a portion of an executive's compensation, in both the short term and the long term, is linked to the Company's performance. In addition, each of the Company's employees including its executive officers is permitted, when eligible, to participate in the Company's 401(k) Savings Plan by making voluntary contributions to his or her account. The Company contributes to individual employee accounts based upon the amount of the employee's contributions. In addition, the Company annually contributes to the plan an amount equal to [two percent] of the total compensation paid to participants in such plan, which amount is distributed ratably to participants' individual accounts based on the participants' base salaries.

Base Salary

         Annual salaries are established after a review of industry, peer group and national surveys of total compensation packages, as well as evaluation of the individual executive's past and expected future performance. The Company has upon occasion utilized the services of independent executive compensation consultants in conducting this review. Annual salary levels are generally targeted to, and in 1994 corresponded to, the lower end of the range of salaries paid to executives with comparable qualifications, experience and responsibilities at other similarly situated companies. In establishing salary levels against such range, the competitiveness of the executive's entire compensation package is considered rather than limiting its review to salary levels.

         Certain executive officers are employed pursuant to employment agreements. The terms of these employment agreements were approved by the Board of Directors after consideration by the Board of the individual executive's business experience, capabilities and likely contribution to the Company's competitiveness and profitability. In approving the salary levels provided in the employment agreements, the Board focused upon the importance of attracting and retaining the individual executives and accordingly took into account compensation levels which would be available to such executive from other employers.

         Certain executive officers of the company are employed by BEG and furnish services to the Company pursuant to loan out agreements between the Company and BEG. The Company reimburses BEG for an allocable portion of the compensation paid to such executive officers by BEG. The Company believes that the amounts paid to BEG pursuant to such loan-out agreements are lower than the amounts which the Company would have to pay in order to directly engage executive officers of comparable skill and experience.

Annual Incentive Bonuses

         The Company's executive officers are eligible to receive annual incentive bonuses. In approving such bonuses, consideration is given to the operating results of the Company as a whole, the performance of the individual executive's division and the contributions made by the individual during the course of the year. The Company accords approximately equal weight to each of these three factors. The Company does not have specific performance criteria which are utilized to determine the amount of annual bonuses which may be granted. Rather, the evaluation is conducted from a more generalized consideration of each of the three factors with a view towards rewarding outstanding performance and encouraging executives to contribute to the overall success of their operating division and the Company as a whole.

Stock Options

         Stock options represent an important part of the Company's compensation program. The Committee believes that the Company's shareholders' interests are well served by aligning the Company's senior executives' interests with those of the shareholders through the grant of stock options. Options under the Company's stock option plan are granted at exercise prices equal to the fair market value of the Common Stock on the date of the grant, and will only have value if the Company's stock price increases. Options granted subsequent to July 1993 generally become exercisable at the rate of 25% per year and executives generally must be employed at the time options vest in order to exercise the options. The Compensation Committee believes that these features provide the optionee with substantial incentives to maximize the Company's long term success. Grants of stock options generally are based upon the executive's position with the Company and an evaluation of the executive's past and expected future performance, without regard to the executive's stock ownership or grants made to the executive in prior years. The number of shares subject to a stock option grant is generally determined by dividing a multiple of the executive's base salary by the market price of the Common Stock on the date of the grant.

Compensation of the Chief Executive Officer

         Mr. Berrard acts as Chief Executive Officer of the Company pursuant to a loan-out agreement between BEG and the Company. In 1994, the Company paid BEG $200,000 as reimbursement for Mr. Berrard's services. The Company believes that the amount paid to BEG as reimbursement for Mr. Berrard's services is substantially below the competitive market rates for chief executive officers of companies of similar size that have achieved operating results comparable to those of the Company in 1994.

Deductibility of Executive Compensation

         The Omnibus Budget Reconciliation Act of 1993 added a provision to the Internal Revenue Code limiting to $1,000,000 the deductibility of compensation (including stock-based compensation, such as stock options) paid to certain executives by public companies. The tax law change includes an exclusion for "performance-based" compensation, provided such compensation meets certain requirements, including outside director and shareholder approval of the performance goals. The Company will continue to consider the deductibility of compensation payments when establishing its compensation practices and programs.

         The Compensation Committee continually evaluates the Company's compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company's shareholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.


        The foregoing report of the Compensation Committee and the Stock Price Performance Graph below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or the liabilities of
Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into other documents.

                           The Compensation Committee

                               Steven R. Berrard
                               Philippe P. Dauman
                          J. Brian McGrath (Chairman)
                                John L. Muething

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Steven R. Berrard, Philippe P. Dauman, J. Brian McGrath (Chairman) and John L. Muething were elected members of the Company's Compensation Committee in November 1994. John T. Lawrence, III and Alfred N. Martinelli, former directors of the Company, served as members of the Compensation Committee
through November 1994.   Accordingly, Mr. Berrard has served as a member of the
Company's Compensation Committee while serving as its President and Chief Executive Officer. In addition, Mr. Berrard has served as a Director of Viacom since November 1994. During the period from November 1994, Philippe P. Dauman, an executive officer and Director of Viacom, has served as a member of the Company's Compensation Committee. Mr. Berrard did not receive compensation from the Company but the Company reimbursed BEG $200,000 pursuant to a loan-out agreement described above in the "Report of the Compensation Committee on Executive Compensation - Compensation of the Chief Executive Officer". For further information regarding certain relationships of Messrs. Berrard and Dauman see "Election of Directors" and "Certain Transactions.

STOCK PRICE PERFORMANCE GRAPH

         The graph below compares the cumulative total return on investment (based on change in year end stock price and assuming reinvestment of all dividends) assuming a $100 investment in the Common Stock of the Company, the Standard & Poor's 500 Stock Index and an index of peer companies selected by the Company (the "Peer Group Index") for the five year period commencing January 1, 1990 and ending December 31, 1994.

                   COMPARISON 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG SPELLING ENTERTAINMENT GROUP,
                       S&P 500 INDEX AND PEER GROUP INDEX

                                    [CHART]

                                                                      FISCAL YEAR ENDING

COMPANY                                         1989        1990       1991        1992        1993        1994
SPELLING ENTERTAINMENT GROUP                     100       90.00      189.78      143.29      231.93      250.78
PEER GROUP                                       100       91.08      128.56      199.60      291.19      274.01
BROAD MARKET                                     100       96.88      126.42      136.08      149.80      151.78

                     ASSUMES $100 INVESTED ON JAN. 1, 1990
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1994

The Peer Group Index consists of the common stock of Acclaim Entertainment, Dick Clark Productions, Electronic Arts, Inc., King World Productions, Kushner-Locke Co. and Silicon Graphics Inc. The Peer Group Index used in the Company's 1993 Proxy Statement ("the 1993 Index") consisted of Carolco Pictures Inc., International Movie Group Inc., AMC Entertainment Inc., Samuel Goldwyn Company, Paramount Communications Inc., King World Productions Inc., American Film Technologies Inc., Congress Video Group, International Broadcast Systems Ltd., Kushner-Locke Company, Lancit Media Productions Ltd., Live Entertainment Inc., Sandy Corporation, Unitel Video Inc., RBI Entertainment Inc., Prism Entertainment Corporation, New Line Cinema Corp., Carmike Cinemas Inc., CST Entertainment Imaging Inc. and the Company. These companies previously composed the Bridge Information Systems Inc. Motion Picture Index. Many of the companies that were in the 1993 Index are no longer publicly held. The Company believes that the remaining companies from the 1993 Index were not an appropriate peer group. Accordingly, the Board determined to establish a new peer group index which would be composed of companies whose business is more closely comparable to that of the Company.

         Companies from the 1993 Index which continue to be publicly traded are AMC Entertainment Inc., Carmike Cinemas Inc., CST Entertainment Imaging Inc., International Movie Group Inc., King World Productions Inc., Kushner-Locke Company, Prism Entertainment Corporation, Sandy Corporation and Unitel Video Inc. If those companies comprised the current peer group index, then the levels for that index, instead of those reflected in the chart above, would have been as follows: 1989, $100; 1990, $84; 1991, $90; 1992, $120; 1993, $146
and 1994, $130.

CERTAIN TRANSACTIONS

         In this section references to Blockbuster are to Blockbuster and its subsidiaries for the period ending September 29, 1994 and to BEG and its subsidiaries thereafter.

         On April 26, 1994, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Republic Pictures and DE Acquisition Corporation, a wholly owned subsidiary of the Company ("Merger Sub"), Republic Pictures was merged with and into Merger Sub (the "Merger"), and Republic Pictures became a wholly-owned subsidiary of the Company. At the time the Merger became effective (the "Effective Time") each share of Republic Pictures common stock outstanding immediately prior to the Effective Time was converted into the right to receive $13.00 in cash, without interest (the "Cash Merger Consideration"). Options and warrants to acquire Republic Pictures common stock outstanding immediately prior to the Effective Time were converted into the right to receive, upon payment of the exercise price (as adjusted as set forth below), 1.6508 shares of Common Stock for each share of Republic Pictures common stock into which such option or warrant was exercisable immediately prior to the Effective Time. The exercise price of such options and warrants was adjusted by multiplying such exercise price by 0.6058. Messrs. Huizenga and Berrard, directors of the Company and of Republic Pictures, abstained from voting in their capacity as such on approval of the Merger Agreement.

         Immediately prior to the Effective Time, Blockbuster owned 2,550,000 shares of Republic Pictures common stock and warrants to acquire an aggregate of 810,000 shares of Republic Pictures common stock at an exercise price of $11.50 per share, which shares and warrants, as a result of the Merger, were converted into the right to receive an aggregate of $33,150,000 and a warrant to acquire 1,337,148 shares of Common Stock, respectively. The exercise price for such warrant is $6.9667 per share.

         On July 30, 1994, the Company and Blockbuster entered into an exchange agreement (the "Exchange Agreement") and consummated the transactions contemplated thereby (the "Acquisition"). Pursuant to the Exchange Agreement, Blockbuster delivered to the Company 8,686,984 ordinary shares (the "Ordinary Shares") of Virgin Interactive Entertainment Limited ("VIEL") and an option to acquire 550,000 Ordinary Shares of VIEL (collectively, the "VIE Interests") in exchange for 22,015,062 shares of the Company's Common Stock. Blockbuster had acquired a majority of the VIE Interests from third parties on July 29, 1994. As a result of the Acquisition, the Company acquired approximately 90% of VIEL's Ordinary Shares.

         In connection with the Acquisition, the Company also entered into put- and call-option agreements with Blockbuster with respect to the Ordinary Shares of VIEL not owned by the Company. Under these agreements, at certain dates over the next three years the Company may acquire, or be required to purchase, these shares at an agreed-upon price. At the option of the Company, such purchase price may be paid to Blockbuster in cash or shares of the Company's Common Stock.

        In January 1994, the Company entered into a three-year credit agreement with Blockbuster. As a result of the merger of Blockbuster with and into Viacom, Viacom succeeded to Blockbuster's position under the credit agreement (the "Viacom Facility"). This agreement was amended and restated in January 1995 to reflect certain amendments to the facility which were effective as of December 7, 1994, including a $25,000,000 increase in the amount available under the facility. The Viacom Facility, as amended, provides for (i) a term loan of $100,000,000 which funded the Company's merger with Republic and (ii) a revolving credit facility of $100,000,000 to fund the Company's working capital and other requirements. All outstanding borrowings mature on March 31, 1997. Under the Viacom Facility, the Company pays an annual fee (currently 0.375%) based on the unused portion of the facility, as well as certain facility and administration fees, all based on the similar fees payable by Viacom under its separate credit facilities. Interest on all outstanding borrowings is payable, at the Company's option, at LIBOR plus a spread (currently 1.25%) or at prime rate; both rates are determined by reference to the corresponding rates payable by Viacom under its separate credit facilities.

         Borrowings under the Viacom Facility are secured by all of the assets of the Company and its domestic subsidiaries, and the entire amount outstanding under the Viacom Facility may be accelerated if Viacom's borrowings under its separate credit facilities were to be accelerated.

         On December 23, 1993, a wholly-owned subsidiary of VIEL established a multi-currency credit agreement with a bank in the U.S. (the "Credit Agreement"). The Credit Agreement initially provided for maximum borrowings of $15,000,000, subject to a borrowing base test. Following the Acquisition, the amount of borrowings allowable under the Credit Agreement was increased to $75,000,000, and the borrowing base test and other ratio tests were eliminated, based on the guarantee of all borrowings under the Credit Agreement by BEG.

         During the fiscal year ended December 31, 1994, Blockbuster was charged by the Company approximately $6,723,000 for the purchase of prerecorded videocassettes and interactive entertainment in connection with Blockbuster's retailing business. At December 31, 1994, the Company had a net receivable from BEG of approximately $1,824,000 related to these sales. The Company believes that the terms of the sale of this product to Blockbuster were as favorable to the Company as could have been obtained from an unaffiliated party. The Company expects to continue to sell videocassettes and interactive entertainment to Blockbuster upon similar terms in the future.

         In 1994, Blockbuster provided the Company with various services such as accounting, legal and tax services for which the Company was charged an aggregate of $500,000, which amount includes amounts charged by Blockbuster for services provided to the Company by Steven R. Berrard, the President and Chief Executive Officer of the Company and J. Ronald Castell, an officer of the Company (see "Executive Compensation"). Messrs. Berrard and Castell are also executive officers of Blockbuster and are compensated by Blockbuster. The amount of their compensation charged to the Company represents the allocable portion of their base salary and bonus attributable to their services provided to the Company. At December 31, 1994, the Company had a net payable to BEG of $354,000 with respect to such expenses. The Company believes that the terms of the foregoing arrangement are more favorable to the Company than terms that could be obtained from an unaffiliated party.

         Spelling Television Inc. ("Spelling Television") has an agreement with Tori Spelling, Aaron Spelling's daughter, wherein Spelling Television is granted the exclusive right and property in and to Ms. Spelling's television series services in regard to the production of "Beverly Hills, 90210" for a five-year aggregate term dating from September 26, 1990. Spelling Television has a right of first negotiation/first refusal to enter into a new contract beyond the five-year aggregate term, and has an agreement for her services for the sixth year of the series. Ms. Spelling is compensated: per program; for television reruns, theatrical re-runs, foreign telecasting and supplemental markets; for net profits derived from merchandising activities in which Ms. Spelling's name, likeness, etc. is used and if Ms. Spelling's name and likeness is used with the name and likeness of one or more other cast members; and if Ms. Spelling renders services for commercial announcements. Spelling Television guarantees to employ and compensate or compensate Ms. Spelling for all episodes produced in a season, but in no event for less than 22 episodes. In fiscal year 1994, Ms. Spelling was paid approximately $586,505 pursuant to such agreement.

         Prior to the merger of Blockbuster into Viacom, the Company licensed certain entertainment product to Showtime Network Inc., ("Showtime"), a subsidiary of Viacom, and certain television stations owned by Viacom. Revenues from sales to Showtime [were not material] for the year ended December 31,
1994. Sales to the television stations consist of both cash and barter contracts. Revenue from cash contracts was $1,890,000 and the Company has a receivable due from Viacom of $1,786,000, for fiscal year 1994. The Company
realized [$      ] revenue from third party advertisers with respect to the sale of advertising time received under the barter contracts. Additionally, prior to the merger of BEC into Viacom, the Company licensed certain entertainment product to USA Network and Sci-Fi Channel in which Viacom has equity interests. Revenue from such sales were $3,878,000 for the year ended December 31, 1994 and the Company had receivables at December 31, 1994 from USA Network and Sci-Fi Channel of approximately $4,545,000 related to these sales.

         On March 8, 1995, Spelling Television entered into an agreement with 2301 S.E. 17th St., Ltd. (the "Partnership"), the owner of the Hyatt Regency Pier Sixty Six hotel (the "Hotel") in Ft. Lauderdale, Florida in connection with the filming of a television pilot and series, if produced, entitled "Pier 66" on location in and around the Hotel (the "Premises"). Messrs. Berrard and Huezinga own a [10% and 20%] interest, respectively, in the Partnership. In consideration of the favorable publicity the Hotel will receive for being depicted in the pilot and series, Spelling Television will not be charged fees for the use of the Premises and the Hotel agrees to provide rooms during preproduction and production of the pilot and series, if produced. The estimated value of (i) the location filming rights and rooms being provided on the Pilot is [$103,000] and (ii) the rooms being provided on the series potential is [$297,000].

REINCORPORATION IN DELAWARE

         The Board of Directors has unanimously approved and recommends that the shareholders consider and approve the reincorporation of the Company in Delaware by means of a merger of the Company into a wholly-owned subsidiary of the Company (the "Merger"). Management and the Board of Directors believe the best interests of the Company and its shareholders will be served by changing the Company's place of incorporation from Florida to Delaware by merging Spelling Entertainment Group Inc. (hereinafter referred to in this section as the "Florida Corporation") into a newly-formed Delaware corporation, Spelling Merger Corporation (hereinafter referred to in this section as the "Delaware Corporation"). The Delaware Corporation would be the surviving entity in the Merger and, as a result of the Merger, would change its name to Spelling Entertainment Group Inc. In the following discussion of the proposed reincorporation, the term the "Company" includes either or both the Florida Corporation and the Delaware Corporation as the context requires.

         The Merger will not involve any change in the business, properties or management of the Florida Corporation. The Company's corporate headquarters will not change, and there will not be any movement of personnel, including management, to Delaware. The officers and directors of the Florida Corporation holding office immediately prior to the Merger being effective will continue to serve as the officers and directors of the Delaware Corporation. The agreement and plan of merger (the "Merger Agreement"), which sets forth the terms and conditions on which the Florida Corporation will be merged into the Delaware Corporation, provides that the Merger may be abandoned by action of a majority of the respective Boards of Directors of the Florida Corporation and the Delaware Corporation at any time prior to the effective time of the Merger.

         The Merger will become effective, if approved by the shareholders at the Annual Meeting, upon the filing of Certificates of Merger and Articles of Merger, as provided by Delaware and Florida law, respectively, which is expected to be accomplished on or after 10 days following the Annual Meeting, assuming that the Merger is approved at the Annual Meeting. At the time the Merger is effective, each share of the Common Stock then issued (including shares held in the treasury) will be automatically converted into and exchanged for one share of Common Stock, par value $.001 per share (the "Delaware Common Stock"), of the Delaware Corporation.

         A copy of the Merger Agreement is attached hereto as Exhibit A, a copy of the Certificate of Incorporation of the Delaware Corporation (the "Delaware Certificate") is attached hereto as Exhibit B and a copy of the By-Laws of the Delaware Corporation (the "Delaware By-Laws") is annexed hereto as Exhibit C. ANY DESCRIPTION IN THIS PROXY STATEMENT OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE OR THE DELAWARE BY-LAWS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBITS A, B AND C, RESPECTIVELY.

REASONS FOR CHANGE IN STATE OF INCORPORATION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Florida to Delaware because its corporation laws are comprehensive and flexible and are periodically revised to meet changing business needs and its judiciary has considerable expertise in dealing with corporate legal issues. The Board of Directors notes that many corporations initially have chosen Delaware as their state of incorporation or subsequently have changed their state of incorporation to Delaware in a manner similar to that proposed by the Company. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Delaware General Corporation Law (the "Delaware Corporation Law") than under the Florida Business Corporation Act (the "Florida Corporation Act").

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED RE-INCORPORATION IN DELAWARE BY MEANS OF THE MERGER.

EXPENSES

         The estimated expenses previously incurred and expected to be incurred in connection with the Merger are as follows:

DESCRIPTION                                                                          AMOUNT
- ----------------------------------------------------------------------------------   ------
Filing Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
Legal Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                     ------
            Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $

         Most of these expenses will be incurred whether or not the Merger is approved by the shareholders. These expenses are being paid from the Company's general operating funds.

DISSENTERS' RIGHTS

         Holders of Common Stock will not have dissenters' rights in connection with the Merger. Dissenters' rights are not available under Florida law to shareholders if, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon, the shares were listed on a national securities exchange. The Common Stock is listed on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange ("PSE").

FINANCIAL STATEMENTS

         Accompanying this Proxy Statement is the Company's Annual Report for the fiscal year ended December 31, 1994 which contains certain consolidated financial statements of the Company and its subsidiaries and the notes thereto, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations.

ACCOUNTING TREATMENT OF THE MERGER

         The Company will account for the Merger as an "as if pooling," and accordingly there will be no effect on the Company's financial statements as a result of the Merger.

REGULATORY APPROVALS

         Upon approval by the shareholders, the Company will have complied with all federal or state regulatory requirements in order to consummate the Merger.

REQUIRED VOTE

         The proposal to reincorporate the Company in Delaware by means of the Merger must be approved by the affirmative vote of a majority of the holders of the total number of shares of Common Stock entitled to vote at the annual meeting. Viacom, which owns approximately 77% of the outstanding shares of the Common Stock, has indicated that it will vote FOR the Merger.

TRADING IN THE DELAWARE STOCK

         The Delaware Corporation intends to take all necessary steps to arrange for the Delaware Common Stock to be listed and traded on the NYSE and PSE. It is also expected that such listing and trading will begin on the effective date of the Merger, subject to the rules of the NYSE and PSE.

EXCHANGE OF STOCK CERTIFICATES

         It will not be necessary for shareholders of the Florida Corporation to exchange their existing stock certificates for stock certificates of the Delaware Corporation.

COMPARISON OF SHAREHOLDER RIGHTS UNDER FLORIDA LAW AND UNDER DELAWARE LAW

         INTRODUCTION

         The rights of a holder of stock in the Delaware Corporation will differ in some respects from those of a holder of stock in the Florida Corporation. The following summary does not purport to be a complete statement of the rights of shareholders under applicable Florida laws, the amended Articles of Incorporation of the Florida Corporation (the "Florida Articles"), the By-Laws of the Florida Corporation (the "Florida By-Laws") and the Florida Corporation Act as compared with the rights of shareholders under Delaware law, the Delaware Certificate and the Delaware By-Laws. The identification of specific differences is not meant to indicate that other significant differences do not exist. This summary is qualified in its entirety by reference to the Delaware Corporation Law and the Florida Corporation Act and the governing corporate instruments of the Florida Corporation and the Delaware Corporation.

         CERTAIN VOTING RIGHTS

         The Delaware Corporation Law generally requires approval of any merger, consolidation or sale of substantially all the assets of a corporation at a meeting of shareholders by vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon, although a certificate of incorporation of a Delaware corporation may provide for a super majority vote.

         The Florida Corporation Act generally requires approval of any merger or consolidation of a corporation by vote of each class of shareholders entitled to vote on the plan by a majority of all the votes entitled to be cast on the plan by that class. The Florida Corporation Act requires approval of a sale of substantially all of the assets of a corporation by a vote of a majority of shareholders entitled to vote on the transaction. In either case, the articles of incorporation or Board of Directors of a corporation may require a super majority vote or a vote by classes.

         Under both the Delaware Corporation Law and the Florida Corporation Act, if a proposed amendment to the certificate of incorporation or articles of incorporation, respectively, affects adversely the rights, preferences or powers of a class of stock without voting rights in certain specified matters, such amendment must also be approved by a majority of the holders of that class of stock, unless the articles of incorporation require a greater number of affirmative votes.

         The rules of the NYSE and the PSE, on which the Common Stock is currently listed and on which, it is currently anticipated, that the Delaware Common Stock will be listed, also afford shareholders certain voting rights. For example, NYSE rules require shareholder approval prior to the issuance by the Company of any common stock, or any securities convertible into common stock, if such shares are to be issued in connection with any transaction or series of related transactions, other than a public offering for cash, if (i) the voting power of such common stock would be equal to at least 20% of the voting power of the shares outstanding prior to the issuance of such shares, or
(ii) the number of such shares would be equal to at least 20% of the number of shares of common stock outstanding prior to the issuance of such shares. The NYSE also requires shareholder approval for any issuance of securities by the Company that will result in a change of control of the Company.

         SPECIAL MEETINGS OF SHAREHOLDERS; SHAREHOLDER ACTION BY WRITTEN CONSENT

         Under the Delaware Corporation Law, special shareholder meetings may be called by the Board of Directors and by any person or persons authorized by the certificate of incorporation or the by-laws.

         Under the Florida Corporation Act, a special meeting of the shareholders may be called by the Board of Directors or persons authorized to do so by the articles of incorporation or bylaws, or the holders of at least 10% (unless a greater percentage is required by the articles of incorporation, not to exceed 50%) of all shares entitled to vote on any issue for which a special meeting is called. Under the Florida By-Laws, special meetings of shareholders may be called at any time by the Chairman, President, a majority of the Board of Directors or by one-tenth of all shares entitled to vote at the meeting.

         Under the Delaware Corporation Law and the Florida Corporation Act, any action by shareholders must be taken at a meeting of shareholders, unless a consent in writing setting forth the action so taken is signed by the shareholders having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

         AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS

         The Delaware Corporation Law allows amendments of the certificate of incorporation if the Board of Directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and the shareholders thereafter approve such proposed amendment either at a special meeting called by the board for the purpose of approval of such amendment by the shareholders or, if so directed by the board, at the next annual shareholders' meeting. At any such meeting, the proposed amendment generally must be approved by a majority of the outstanding shares entitled to vote.

         The Florida Corporation Act allows amendments of the articles of incorporation upon the recommendation by the Board of Directors to the shareholders and, unless required otherwise under the Florida Corporation Act, the Articles of Incorporation or the Board of Directors, the approval by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights and by every other voting group entitled to vote on the amendment.

         Under the Delaware Corporation Law, the power to adopt, amend or repeal by-laws resides with the shareholders entitled to vote thereon, and with the directors if such power is conferred upon the Board of Directors by the certificate of incorporation. The Delaware Certificate so provides.

         Under the Florida Corporation Act, a corporation's Board of Directors may amend or repeal the corporation's bylaws unless the Articles of Incorporation or the Florida Corporation Act reserves the power to amend the bylaws exclusively to the shareholders, or the shareholders provide expressly that the Board of Directors may not amend or repeal the bylaws. The Florida By-Laws provide that a majority of the shareholders entitled to vote at any meeting, the Board of Directors by unanimous written consent or a majority of the Board of Directors at a meeting may amend or repeal the Florida By-Laws.

         BOARD APPROVED PREFERRED STOCK

         Both the Delaware Corporation Law and the Florida Corporation Act permit a corporation's certificate of incorporation or articles of incorporation, respectively, to allow the Board of Directors to issue, without shareholder approval, a series of preferred stock and to designate the applicable rights, preferences, privileges and restrictions. The Delaware Certificate and the Florida Articles both grant such power to the Board of Directors.

         LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Delaware Corporation Law and the Florida Corporation Act both have provisions and limitations regarding directors' liability and indemnification by a corporation of its officers, directors and employees.

         The Delaware Corporation Law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director provided no such provision may eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate includes such a provision. See "Description of Indemnification Provisions," below.

         Under the Delaware Corporation Law, a director or officer may, in general, be indemnified by the corporation if he or she has acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification is permitted if the person is adjudged liable to the corporation in a derivative suit unless the court determines that indemnification would be appropriate. For a description of the indemnification provisions contained in the Delaware Certificate and the Delaware Bylaws, see "Description of Indemnification Provisions," below.

         Under the Florida Corporation Act, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

         Under the Florida Corporation Act, a corporation has the power to indemnify any director, officer, employee, or agent of the corporation against liability incurred in connection with any proceeding, including any appeal, if the director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. No indemnification is permitted if the person is adjudged liable unless the court determines that in view of all of the circumstances of the case, indemnification would be proper. In addition, no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

         CLASSIFICATION OF BOARD OF DIRECTORS

         Both the Delaware Corporation Law and the Florida Corporation Act permit, but do not require, the adoption of a "classified" board or directors with staggered terms under which a part of the Board of Directors is elected each year for a maximum term of three years. Neither the Florida Corporation nor the Delaware Corporation has a classified Board of Directors, and all directors stand for election on an annual basis.

         CUMULATIVE VOTING OF SHARES

         Under both the Delaware Corporation Law and the Florida Corporation Act, shareholders of a corporation cannot elect directors by cumulative voting unless its certificate of incorporation or articles of incorporation so provides. Neither the Delaware Certificate nor the Florida Articles provide for cumulative voting. As a result, the holder or holders of a majority of the voting power of the Delaware Corporation are able to elect all directors then being elected.

         NUMBER OF DIRECTORS

         Under both the Delaware Corporation Law and the Florida Corporation Act, unless the certificate of incorporation or articles of incorporation specifies the number of directors, a Board of Directors may change the authorized number of directors by an amendment to the corporation's bylaws if fixed therein, or in such manner as provided therein, unless amendment of the bylaws or this specific provision is reserved to the shareholders. If the certificate of incorporation or articles of incorporation specifies the number of directors, the number of directors can only be changed by amending the certificate of incorporation or articles of incorporation, or in such manner as provided therein.

         REMOVAL OF DIRECTORS

         In general, under the Delaware Corporation Law, any or all of the directors of a corporation may be removed, with or without cause, by vote of the holders of a majority of the shares then entitled to vote at an election of directors, except that the Delaware Corporation Law authorizes removal by the shareholders of a member of a classified board only for cause.

         Under the Florida Corporation Act, the shareholders may remove directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Florida Articles do not require cause for removal of directors.

         DISSENTERS' RIGHTS IN MERGERS

         Under both the Delaware Corporation Law and the Florida Corporation Act, a shareholder of a corporation participating in certain merger transactions may, under certain circumstances, receive cash in the amount of the fair market value of his or her shares (as determined by a court) in lieu of the consideration he or she would otherwise receive in the Merger. Unless a corporation's certificate of incorporation provides otherwise, the Delaware Corporation Law does not require that such dissenters' rights of appraisal be afforded to shareholders with respect to (i) a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or widely held (by at least 2,000 shareholders), if the shareholders of such corporation receive only shares of the surviving corporation or of such a listed or widely held corporation; or (ii) those shareholders who are the shareholders of a corporation surviving a merger if no vote of such shareholder is required because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger (if certain other conditions are met).

         Unless a corporation's articles of incorporation provides otherwise, the Florida Corporation Act does not require that dissenters' rights be afforded to holders of shares which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon, were listed on a national securities exchange.

         PAYMENT OF DIVIDENDS

         The Delaware Corporation Law permits the payment of dividends and the redemption of shares out of surplus. Under the Delaware Corporation Law, dividends may be paid out of net profits for the fiscal year in which declared or out of net profits for the preceding fiscal year, even if the corporation has no surplus. Under the Florida Corporation Act, the payment of dividends or the redemption of shares may not be made if the corporation would not be able to pays its debts as they become due in the usual course of business or the corporation's assets would be less than its liabilities plus the amount necessary to satisfy the preferential rights upon dissolution of those whose rights are superior to those receiving the distribution (unless the articles of incorporation provide otherwise).

         LOANS TO OFFICERS AND DIRECTORS

         Under the Delaware Corporation Law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries when the transaction, in the judgment of the corporation's Board of Directors, may reasonably be expected to benefit the corporation.

         Under the Florida Corporation Act, a corporation may lend money to, guarantee any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the Board of Directors, such loan, guarantee, or assistance may reasonably be expected to benefit the corporation.

         MERGER MORATORIUM STATUTES

         Florida and Delaware have "Control-Share Acquisitions" and "Merger Moratorium" statutes, respectively, which are designed to encourage potential acquirors of publicly traded corporations to obtain the consent and approval of the proposed target's Board of Directors prior to commencing a tender offer for the target company's shares. This encouragement is accomplished by prohibiting or restricting acquirors from undertaking many post-acquisition financial restructuring alternatives.

         Both the Florida and the Delaware statutes permit a corporation to opt out of the operation of the merger moratorium provisions. The Florida Corporation, in its By-laws, has opted out of Florida's Control-Share Acquisition Statute. The Delaware Corporation, in the Delaware Certificate, has elected not to be governed by Section 203 of the Delaware Corporation Law.

GENERAL PROVISIONS OF THE DELAWARE CERTIFICATE

         The Delaware Certificate has been prepared in accordance with the Delaware Corporation Law and gives the Company broad corporate power to engage in any lawful activity in which a corporation incorporated under the Delaware Corporation Law may engage. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DELAWARE CERTIFICATE, WHICH IS ATTACHED HERETO AS EXHIBIT B.

         The authorized capitalization of the Delaware Corporation consists of 320 million shares, of which 300 million are common shares, .001 par value, and 20 million are preferred shares. The Delaware Certificate grants to the Board of Directors authority to establish one or more series of preferred shares, determine the number of shares in each such series and fix the rights, preferences and privileges applicable to each such series. Neither the Delaware Certificate nor the Delaware By-Laws contain any cumulative voting provisions or shareholder pre-emptive rights.

         DESCRIPTION OF THE INDEMNIFICATION PROVISIONS

         Article VII of the Delaware Certificate provides as follows:

         Section 1 provides that, to the extent not prohibited by law, the Delaware Corporation shall indemnify its directors and officers for expenses (including attorneys' fees and disbursements) and any liability or loss paid or incurred if such person is or was made, or threatened to be made, a party to any action by reason of the fact that such person is or was a director or officer of the Delaware Corporation, or is or was serving in any capacity at the request of the Delaware Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"). Persons who are not directors or officers of the Delaware Corporation may be similarly indemnified in respect of service to the Delaware Corporation or to an Other Entity at the request of the Delaware Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of Article VII of the Delaware Certificate.

         Section 1 permits indemnification whether the basis of such proceeding is an alleged action in an official capacity or in any other capacity while serving as an officer or director. However, Section 1 is limited by reference to the Delaware Corporation Law, which specifically limits indemnification in the case of derivative suits (suits brought in the name and on behalf of the Delaware Corporation) to the payment of expenses if the person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Delaware Corporation. If a person is adjudged liable to the Delaware Corporation in a derivative suit (but not in other suits) no indemnification payments may be made unless a court determines otherwise.

         Section 2 provides that expenses are to be advanced prior to the final disposition of a proceeding upon the receipt by the Delaware Corporation of a satisfactory undertaking that the director or officer will repay such advances if he or she is ultimately found not to be entitled to indemnification.

         Section 3 provides that the right to indemnification under the Delaware Certificate is not an exclusive right and, therefore, the Delaware Corporation may provide other indemnification, if appropriate.

         Section 4 provides that the right to indemnity and to receive advances continues as to a director or officer after such person has ceased to hold an office with the Delaware Corporation.

         Section 5 permits the Delaware Corporation, as provided in the Delaware Corporation Law, to purchase directors' and officers' liability insurance. Section 5 also permits the Delaware Corporation to establish a trust fund to ensure payments of indemnification claims.

         Section 6 provides that the right to indemnification is a contract right and, therefore, cannot be retroactively eliminated by a later shareholder vote.

         Section 7 permits a person entitled to indemnity to bring an action in court to obtain such indemnity and requires that in any such suit the court will not be bound by a decision of the Board of Directors, independent counsel or shareholders that such person is not entitled to indemnification. The purpose of Section 7 is to permit court determination of the issue, notwithstanding a negative decision by the Board of Directors, its chosen counsel or the shareholders, which decision might be made, for example, following a change of control in the Delaware Corporation.

         Section 8 provides that any director or officer of the Delaware Corporation serving in any capacity with a majority owned subsidiary or any employee benefit plan of the Delaware Corporation or any majority owned subsidiary corporation shall be deemed to be doing so at the request of the Delaware Corporation.

         Section 9 provides that any person entitled to be indemnified may elect to have the right to indemnification interpreted on the basis of the applicable law in effect at the time of the occurrence of the events giving rise to the action, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification is sought.

         The indemnification provisions contained in the Delaware Certificate may be amended or repealed only by the shareholders of the Delaware Corporation following approval thereof by the Board of Directors. The Delaware Corporation has been informed that in the opinion of the Commission, indemnification for liabilities arising under the Securities Act of 1933, as amended, is against public policy as expressed in such Act and is therefore unenforceable.

         Article VIII of the Delaware Certificate, in general, eliminates the personal liability of each of the directors of the Delaware Corporation (but not a director acting in another capacity, such as an officer or employee) to the Delaware Corporation or its shareholders for monetary damages for breach of a director's fiduciary duty of care. Except as described below, the effect of such Article is to protect directors for all their business decisions, including those later found by a court to have been negligent or grossly negligent. However, it does not eliminate or limit the liability of a director for: (i) a breach of the director's duty of loyalty to the Delaware Corporation or its shareholders; (ii) acts or omissions not in good faith; (iii) acts or omissions which involve intentional misconduct or a knowing violation of law;
(iv) willful or negligent conduct in connection with the payment of illegal dividends, or unlawful stock repurchases or redemptions, or (v) any transaction from which the director derives an improper personal benefit. In general, the "duty of loyalty" requires directors to refrain from self-dealing; it requires directors to place the interests of shareholders above their own when the two may be in conflict. Although monetary damage awards occasioned by a breach of the duty of care are eliminated, the Delaware Certificate does not eliminate the duty of care and, therefore, does not prevent a shareholder from seeking equitable remedies for an alleged breach of such duty, including an injunction prohibiting a proposed action or transaction. The Delaware Certificate permits only a limitation on liability of a director to the Delaware Corporation (including derivative actions) and its shareholders. Directors are potentially liable for damages in suits brought by third parties (including governmental and regulatory agencies).

         The indemnification provided by the Delaware Certificate and the limitation on the personal liability of a director to its shareholders for monetary damages for violations of a director's fiduciary duty of care provided by the Delaware Certificate extend only so far as is legally permitted. If the Delaware Corporation Law is amended to permit broader indemnification rights, the protection afforded to directors and officers of the Delaware Corporation by the Delaware Certificate will be expanded to the fullest extent authorized by the Delaware Corporation Law, as so amended, without further shareholder action. Similarly, if the Delaware Corporation Law is amended to permit the further elimination or limitation of the personal liability of directors for breaches of fiduciary duties, then the liability of directors shall be eliminated or limited to the fullest extent authorized by the Delaware Corporation Law.

         The Company believes that the indemnification provisions described above, together with the limitation of Directors' liability provided for by the Delaware Certificate, will ensure that the shareholders will continue to benefit from the services of qualified directors and officers. Notwithstanding the foregoing, under certain circumstances, because of the indemnification provisions, the Company may in the future be obligated to incur more expense in indemnifying its officers and directors, which may affect the Company's future profitability. In addition, shareholders should note that limitation on directors' liability may have the effect of reducing the likelihood of derivative litigation against directors and may also discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their fiduciary duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders. Furthermore, because of the limitation of a director's liability, the Company's shareholders will lose the right to maintain certain causes of action in the future that exist under common law, including a shareholder's right on behalf of himself or the Company to recover monetary damages against directors for negligence or gross negligence.

PROVISIONS OF THE DELAWARE BY-LAWS

         The By-Laws of the Delaware Corporation have been prepared in accordance with the Delaware Certificate and the Delaware Corporation Law.
They are substantially similar to the Florida By-laws. They set forth important rules relating to the governing of the Delaware Corporation, including provisions which dictate how the Board of Directors and Committees thereof are to operate, how meetings of shareholders of the Delaware Corporation may be called and the procedures to be followed by any shareholder of the Delaware Corporation that wishes to nominate any person to be a director of the Delaware Corporation or otherwise bring any other proposal before a meeting of shareholders. Shareholders are urged to carefully review the full text of the Delaware By-laws which is attached to this Proxy Statement as Exhibit C hereto.

CERTAIN TAX CONSEQUENCES

         In the opinion of counsel to the Company, Graham & James, under present federal income tax laws, no gain or loss will be recognized to the Florida Corporation or the Delaware Corporation as a result of the Merger, and no gain or loss will be recognized under such laws to the holders of outstanding shares of capital stock of the Company. No opinion is given with respect to the tax consequences to the holders of outstanding shares of capital stock of the Company arising under the law of any state, locality or foreign jurisdiction, nor is any opinion given with respect to the Federal tax consequences of the Merger upon foreign holders of outstanding shares of capital stock of the Company.

         In the opinion of Florida counsel to the Company, Smith Hulsey & Busey, under present Florida law, the Merger will not result in any Florida corporate income tax to the Florida Corporation, Delaware Corporation, or any holder of the outstanding capital stock of either corporation, nor any Florida sales and use tax, Florida intangible personal property tax or Florida documentary stamp tax liability to the Florida Corporation or Delaware Corporation. In the opinion of Florida counsel, the State of Florida does not impose personal income taxes that would be applicable to any individual holder of the outstanding capital stock of the Florida Corporation or Delaware Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On November 1, 1994, the Company engaged the accounting firm of Price Waterhouse LLP as its independent accountants for the fiscal year ending December 31, 1994. This engagement was authorized by the Company's Board of Directors upon the recommendation of the Board's Audit Committee. The determination of the Company to select Price Waterhouse was made in order to enable the Company to better coordinate financial reporting matters with Viacom, its majority shareholder; Price Waterhouse LLP serves as independent accountants to Viacom.

         On November 1, 1994, the Company informed Arthur Andersen LLP, its independent accountants for the fiscal year ended December 31, 1993, of its action. The accountants' reports on the

Company's financial statements for the past two fiscal years preceding the determination not to reappoint Arthur Andersen LLP did not contain an adverse opinion or disclaimer of opinion, or a qualification regarding audit scope or accounting principles. Moreover, during the two most recent fiscal years and the subsequent period prior to the change in accountants, there were no disagreements with Arthur Andersen LLP or Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Furthermore, no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, occurred during such period.

         Representatives of Price Waterhouse LLP are expected to be present at the 1995 Annual Meeting of Shareholders. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

         The Company has either previously sent or is enclosing its Annual Report to Shareholders for the year ended December 31, 1994. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated into this Proxy Statement and is not a part of the proxy soliciting material.

                           PROPOSALS BY SHAREHOLDERS

         Any proposals by shareholders intended to be presented at the 1996 Annual Meeting must be received by the Company no later than December 1, 1995.

                                 OTHER MATTERS

         You are again urged to attend the Annual Meeting at which time management of the Company will present a review of the Company's operations. Proxies will be solicited by the Board of Directors through use of the mails. Proxies may also be solicited by directors, officers and a small number of other employees of the Company personally or by mail, telephone, telegraph, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them.

         The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors


                                          SALLY SUCHIL
                                          Secretary

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT dated as of _______, 1995 (the "Merger Agreement"), by and between SPELLING ENTERTAINMENT GROUP INC., a Florida corporation (the "Merging Corporation"), and SPELLING MERGER CORPORATION, a Delaware corporation (the "Surviving Corporation"). The Surviving Corporation is a wholly-owned subsidiary of the Merging Corporation. The Merging Corporation and the Surviving Corporation are hereinafter sometimes collectively referred to as the "Constituent Corporations."

         The Merging Corporation and the Surviving Corporation desire to effect a merger (the "Merger") of the Merging Corporation with and into the Surviving Corporation as provided in this Merger Agreement. The Boards of Directors of the Constituent Corporations have approved the Merger and directed that this Merger Agreement be submitted to their respective shareholders for adoption. This Merger Agreement sets forth an Agreement of Merger pursuant to the provisions of the Florida Business Corporation Act (the "Florida Corporation Act") and the Delaware General Corporation Law.

         The authorized shares of capital stock of the Merging Corporation consist of 300 million shares of Common Stock, par value $.10 per share (the "Florida Common Stock"). The authorized shares of capital stock of the Surviving Corporation consist of 300 million shares of Common Stock, par value $0.001 per share (the "Delaware Stock").

         In consideration of the premises and of the mutual covenants, agreements and conditions set forth herein, the parties hereto do hereby agree as follows:

         SECTION 1. Terms and Conditions of Merger and Mode of Carrying Merger into Effect.

         a. Upon the Effective Date (as defined in Section 4 hereof) of the Merger, the Merging Corporation shall merge with and into the Surviving Corporation.

         b. The Surviving Corporation shall be the only corporation surviving the Merger, and its name shall, effective upon the Effective Date, be changed to "Spelling Entertainment Group Inc." The established headquarters, offices, and facilities of the Merging Corporation immediately prior to the Effective Date shall continue as the established headquarters, offices and facilities of the Surviving Corporation after the Effective Date. The location of the principal office of the Surviving Corporation in the State of Delaware, such State being the State under the laws of which the Surviving Corporation exists, shall be c/o CT System, 1209 Orange Street, Corporate Trust Center, Wilmington,

Delaware 19801. Upon and after the Effective Date, the separate corporate existence of the Merging Corporation shall cease.

         c. All assets and properties (including, without limitation, real, personal and mixed, tangible and intangible, choses in action, rights and credits) then owned by each of the Constituent Corporations, or which would inure to the benefit of either of such Constituent Corporations, shall immediately by operation of law and without any conveyance, transfer or further action of any kind, become the assets and property of the Surviving Corporation. The Surviving Corporation shall be deemed to be a continuation of the entity of each of the Constituent Corporations, and shall succeed to the rights and obligations of each respective Constituent Corporation, and to the duties and liabilities connected therewith, including, without limitation, any obligation of the Merging Corporation to indemnify any of its directors, officers or other persons.

         d. All rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including but not limited to the obligations of the Merging Corporation pursuant to stock options, warrants and convertible debt instruments, of either of the Constituent Corporations shall, on the Effective Date, become the responsibility and liability of the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option and equity participation plans), policies, arrangements, approvals and authorizations of the Merging Corporation, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Merging Corporation.

         e. After the Effective Date, the Surviving Corporation intends to qualify to transact business as a foreign corporation in Florida, and upon and after the Effective Date, the Surviving Corporation consents to be sued in and may be served with process in the State of Florida in any proceeding for the enforcement of any obligation of the Merging Corporation. The Surviving Corporation irrevocably appoints the Florida Secretary of State as its agent to accept service of process in any such proceeding which process should be mailed by the Florida Secretary of State to the Surviving Corporation at 5700 Wilshire Boulevard, Los Angeles, California 90036, ATT: Sally Suchil, Senior Vice President and General Counsel.

         f. The Certificate of Incorporation and By-laws of the Surviving Corporation in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation and By-laws, respectively, of the Surviving Corporation upon and after the Effective Date until altered, amended or repealed, except that such Certificate of Incorporation and By-laws shall be amended at the Effective Date to change the name of the Surviving Corporation to "Spelling Entertainment Group Inc."

         g. The directors of the Merging Corporation at the Effective Date shall be the directors of the Surviving Corporation and will hold office from the Effective Date until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

         h. The officers of the Merging Corporation at the Effective Date shall hold the same respective offices with the Surviving Corporation that such officers held with the Merging Corporation, until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

         SECTION 2. Manner and Basis of Converting Shares or Other Securities of the Merging Corporation into Shares or other Securities of the Surviving Corporation; Dividends.

         a. Upon the Effective Date, each share of Florida Common Stock, which shall be issued immediately prior to the Merger, including shares held in the treasury, shall be automatically converted into one share of Delaware Common Stock, and each issued certificate which immediately prior to the Merger represented shares of Florida Common Stock shall thereafter be deemed to represent the same number of shares of Delaware Common Stock.

         b. Upon the Effective Date, each option, warrant or other right to purchase or otherwise acquire from the Merging Corporation shares of Florida Common Stock which shall be in existence immediately prior to the Merger shall be automatically converted into an option, warrant or right to purchase or otherwise acquire from the Surviving Corporation the same number of shares of Delaware Common Stock at the same price per share as in effect immediately prior to the Merger and upon the same terms and conditions as set forth in such option, warrant or right and the plan, agreement or other document pursuant to which it was granted. The Merging Corporation's 401(k) Savings Plan, 1994 Stock Option Plan and all other employee benefit Plans in existence immediately prior to the Merger shall be assumed by, and continue in effect upon the same terms and conditions as plans of the Surviving Corporation, except that they shall thereafter relate, to the extent applicable, to the capital stock of the Surviving Corporation. Upon the Effective Date, the number, series and classes of shares of stock of the Surviving Corporation shall be automatically reserved for issuance upon the exercise of options granted or to be granted under such plan, or upon the exercise of any other right to acquire shares of any class of the Surviving Corporation, which shall equal the number, series and classes of shares of capital stock of the Merging Corporation that were so reserved immediately prior to the Merger. Upon the Effective Date, the Surviving Corporation shall, except as expressly provided herein, automatically assume all of the obligations of the Merging Corporation under the Merging Corporation's 401(k) Savings Plan, 1994 Stock Option Plan and all other employee benefit Plans and the outstanding options and restricted shares and stock appreciation rights granted under such plans.

         c. Upon the Effective Date, each share of capital stock of the Surviving Corporation which shall be issued immediately prior to the Merger shall be automatically cancelled and retired and shall have the status of authorized and unissued shares of the Surviving Corporation; and no shares of capital stock of the Surviving Corporation shall be issued in respect thereof.

         d. Issued certificates representing shares of capital stock of the Merging Corporation, from and after the Effective Date, shall represent the same number of shares of the class and series of the Surviving Corporation into which they shall be converted and the holders of such certificates shall have precisely the same rights as if such certificates had been issued by the Surviving Corporation, except that the Surviving Corporation shall be entitled to rely upon the stock records of the Merging Corporation as to the ownership of such shares.

         e. After the Effective Date, each holder of a certificate representing issued shares of capital stock of the Merging Corporation may, but shall not be required to, surrender the same to the Surviving Corporation, and subject to the provisions of subsection (d) of this Section, each holder shall be entitled, upon such surrender, to receive a certificate or certificates representing the number of shares of the Surviving Corporation provided in this Section for the conversion thereof.

         f. If any shareholder cannot produce the certificate or certificates theretofore evidencing the ownership of shares of the Merging Corporation, such shareholder shall be required to proceed in regard thereto as such shareholder would have had to do were such shareholder under like circumstances applying for the issuance of a new certificate of the Surviving Corporation.

         g. The holders of shares of the Merging Corporation shall be entitled to receive from the Surviving Corporation (i) those dividends which were declared by the Board of Directors of the Merging Corporation prior to, but not yet paid at, the Effective Date, and (ii) those dividends which may be declared by the Board of Directors of the Surviving Corporation subsequent to the Effective Date, pursuant to the Certificate of Incorporation, as amended, of the Surviving Corporation if such holders are record holders of shares of capital stock of the Surviving Corporation as of the record date for payment of such dividends.

         SECTION 3.  Conditions.

         Effectuation of the Merger and the other transactions herein provided are conditioned on the following:

                 a. The Merger shall have received approval of the holders of the capital stock of the Merging Corporation and the Surviving Corporation in the manner required by the Florida Corporation Act and the Delaware General Corporation Law, respectively, and the Articles of Incorporation and By-Laws of the Merging Corporation and the Certificate of Incorporation and By-laws of the Surviving Corporation, respectively.

                 b. Receipt of all consents, orders and approvals and satisfaction of all other requirements prescribed by law which are necessary for the consummation of the Merger.

         The Board of Directors of the Merging Corporation may in its sole discretion impose such other conditions upon consummation of the acts contemplated herein as said Board of Directors may deem necessary or desirable.

         SECTION 4.  Filing; Effective Date.

         After this Merger Agreement shall have been executed by each of the Constituent Corporations and the conditions set forth in Section 3 hereof have been satisfied, Articles of Merger (the "Florida Certificate") shall be filed with the Secretary of State of Florida in the manner prescribed by the Florida Corporation Act, and this Merger Agreement and a Certificate of Merger or a Certificate of Ownership and Merger (either such certificate being the "Delaware Certificate") in lieu thereof) shall be filed with the Secretary of State of Delaware in the manner prescribed by the Delaware General Corporation Law. The Merger shall be consummated and shall become effective (the "Effective Date") on the later of (i) the time and date on which the Florida Certificate has been filed with the Secretary of State of Florida, or (ii) the time and date on which this Merger Agreement (or the Delaware Certificate in lieu thereof) has been filed with the Secretary of State of Delaware; provided, however, that in no event shall the Effective Date be a date later than that permitted by the Florida Corporation Act or the Delaware General Corporation Law.

         SECTION 5.  Further Assurances.

         Prior to the Effective Date, each of the Constituent Corporations shall take all such actions as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date the Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to the Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of the Merging Corporation, the officers and directors of the Surviving Corporation, in the name and on behalf of each of the Constituent Corporations, shall be authorized to execute and deliver all such instruments and take all such actions in the name and on behalf of each of the Constituent Corporations, as may be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Merger Agreement.

         SECTION 6.  Termination and Amendment.

         a. At any time prior to the Effective Date, this Merger Agreement may be terminated by the mutual consent of the Boards of Directors of each of the Constituent Corporations, whether before or after the approval of this Merger Agreement by the shareholders of either or both of the Constituent Corporations. In the event this Merger Agreement is so terminated, it shall be of no further force or effect and there shall be no liability by reason of this Merger Agreement or its termination on the part of either of the Constituent Corporations or of their respective directors, officers, employees, agents, shareholders or incorporators.

         b. The Constituent Corporations may, by written agreement between them, amend, modify or supplement this Merger Agreement at any time prior to the Effective Date, provided that no amendment shall be made after the approval of this Merger Agreement by the shareholders of the Merging Corporation which changes the terms of this Merger Agreement in a way which is materially adverse to the shareholders of the Merging Corporation or which otherwise effects an amendment hereto which is not permitted (i) pursuant to Section 252(c) of the Delaware General Corporation Law, or (ii) pursuant to Section 607.1103 of the Florida Corporation Act (inasmuch as such purported amendment affects shareholders of the Merging Corporation).

         SECTION 7.  Governing Law.

         This Merger Agreement shall be governed by the laws of the State of Delaware, except that the laws of the State of Florida shall govern all matters pertaining to the validity and legality of actions taken by the Merging Corporation.

         SECTION 8.  Counterparts.

         This Merger Agreement may be executed in any number of counterparts, each of which shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 9.  Severability.

         Should any part of this Merger Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion thereof which remaining portion shall remain in full force and effect as if this Merger Agreement had been executed with the invalid portion thereof eliminated.

         SECTION 10.  Entire Agreement.

         This Merger Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto relating to such subject matter.

         IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Merger Agreement to be duly executed on its behalf by their respective officers thereunto duly authorized, as of the date first above written.

                                          SPELLING ENTERTAINMENT GROUP INC.


                                          By:  _______________________________
                                          Name:
                                          Title:
ATTEST:


By:  ________________________________
Name:
Title:

                                          SPELLING MERGER CORPORATION


                                          By: ______________________________
                                          Name:
                                          Title:

ATTEST:



By __________________________________
Name:
Title:

                          CERTIFICATE OF INCORPORATION

                                       OF

                          SPELLING MERGER CORPORATION

                                 *  *  *  *  *

         I. The name of this corporation is Spelling Merger Corporation (hereinafter referred to as the "Corporation").

         II. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Corporate Trust Center, Wilmington, Delaware 19801, County of New Castle. The name of the Corporation's registered agent at such address is CT System.

         III. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         IV. The aggregate number of shares of capital stock (referred to herein as "Shares") which the Corporation shall have authority to issue is three hundred and twenty million (320,000,000) Shares, of which 300,000,000 will be common stock having a par value of one hundredth of one cent ($.001) per share (the "Common Stock"), and 20,000,000 will be series preferred stock having a par value of one hundredth of one cent ($.001) per share (the "Series Preferred Stock"). The Series Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of a series, the board of directors by resolution shall designate it from other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions and qualifications of the shares of a series, including any preferences, voting powers, dividend rights and redemptions, sinking funds and conversion rights. Subject to the express terms of the Series Preferred Stock outstanding at the time, the Board of Directors may increase (but not above the total number of authorized shares of the class) or decrease (but not below the total number of shares thereof then outstanding) the number of shares.

         V. The name and mailing address of the incorporator are as follows:

         NAME                MAILING ADDRESS
         ----                ---------------
Greer C. Bosworth            c/o Spelling Entertainment Group Inc.
                             5700 Wilshire Blvd.  Suite 575
                             Los Angeles, CA 90036

         VI.     The Corporation is to have perpetual existence.

         VII.    Indemnification of Directors and Officers

         Section 1. The Corporation shall, to the fullest extent not prohibited by the Delaware General Corporation Law, as the same may be amended and supplemented (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding") from and against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        Section 2. Expenses incurred by an officer or director in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of a satisfactory undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation.

         Section 3. Indemnification and advancement of expenses shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Indemnification and advancement of expenses, unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability. The Corporation may create a trust fund or use other means to ensure the payment of such amounts as may be necessary to effect indemnification.

         Section 6. The right to indemnification is a contract right and, therefore, cannot be retroactively eliminated by a later shareholder vote.


         Section 7. A director or officer may apply to the Court of Chancery to hear and determine a claim for advancement of expenses or indemnification. Any prior determination by the Board of Directors, independent counsel or the shareholder that such person is not entitled to indemnification shall not create a presumption that the claimant is not so entitled.

         Section 8. Any director or officer of the Corporation serving in any capacity with a majority-owned subsidiary or any employee benefit plan of the Corporation or any majority-owned subsidiary corporation shall be deemed to be doing so at the request of the Corporation.

         Section 9. Any person entitled to be indemnified may elect to have the right to indemnification interpreted on the basis of the applicable law in effect at the time of the occurrence of the events giving rise to the action, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification is sought.

         VIII. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law for: (i) any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) any willful or negligent conduct in connection with the payment of illegal dividends or unlawful stock repurchases or redemptions, pursuant to Section 174 of the General Corporation Law of Delaware; or (iv) any transaction from which such director derived an improper personal benefit.

         IX. In furtherance and not in limitation of the powers conferred by statute, board of directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

         X. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         XI. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

         XII. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of April, 1995.



                                          ____________________________________
                                          Greer C. Bosworth, Incorporator

                                     BYLAWS
                                       OF
                          SPELLING MERGER CORPORATION

                                   ARTICLE I

                                    Offices

         Section 1. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. The corporation may also have offices at such other places as the Board of Directors may from time to time designate, or as the business of the corporation may require.

                                   ARTICLE II

                             Stockholders' Meetings

         Section 1. The place of all meetings of the stockholders shall be the principal office of the corporation, or such other place as shall be determined, from time to time, by the Board of Directors, and the place at which such meeting shall be held shall be stated in the notice and call of the meeting.

         Section 2(a). The annual meeting of the stockholders of the corporation for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held on such date as shall be established by the Board of Directors.

         Section 2.(b) Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election by stockholders as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that, in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age and business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and
(ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 3. The voting at all meetings of stockholders may be viva voce, but any qualified voter may demand a stock vote, whereupon such stock vote shall be taken by ballot, each of which shall state the name of the stockholder voting and the number of shares voted by him, and, if such ballot be cast by proxy, it shall also state the name of such proxy.

         At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than one year prior to said meeting. Each stockholder shall have one vote for each share of common stock ($.001 par value) of the corporation, registered in his name on the books of the corporation, and, except where the transfer books of the corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on which shall have been transferred on the books of the corporation within twenty (20) days next preceding such vote.

         Section 4. The order of business at the annual meeting of stockholders shall be as follows:

                 (a)   Calling the meeting to order.
                 (b)   Proof of notice of meeting.
                 (c)   Reading of minutes of last previous meeting.
                 (d)   Reports of officers.
                 (e)   Reports of committees.
                 (f)   Election of directors.
                 (g)   Miscellaneous business.

         Section 5. Special meetings of the stockholders may be called at any time by the Chairman of the Board, the President, a majority of the Board of Directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting, or otherwise as provided by law.

         Section 6. Notice of the time and place of the annual meeting of stockholders shall be given by mailing written or printed notice of the same at least ten (10) days, and not more than sixty (60) days, prior to the meeting, and notice of the time and place and purpose of a special meeting shall be given by written or printed notice of the same at least ten (10) days, and not more than sixty (60) days, prior to the meeting, with postage prepaid, to each stockholder of record of the corporation entitled to vote at such meeting, and addressed to the stockholder's last known post office address, or to the address appearing on the corporate books of the corporation; but notice of meeting may be waived. The Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting.

         Section 7. A quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the shares entitled to vote at the meeting, except as otherwise specifically provided by law or the Certificate of Incorporation. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

         Section 8. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that, in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and, if he should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

         Section 9. Attendance of a stockholder, in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where the stockholder, in person or by proxy, attends a meeting for the express purposes of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 10. At all meetings of stockholders, the Chairman of the meeting shall have absolute authority over matters of procedure, and there shall be no appeal from the ruling of the Chairman.

                                  ARTICLE III

                               Board of Directors

         Section 1. The management of all of the affairs, property and business of the corporation shall be vested in a Board of Directors, consisting of not less than three (3) nor more than twenty (20) persons. In addition to the powers and authorities by these Bylaws and the Certificate of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. No director need be a stockholder.

         Section 2. The number of directors shall be no less than three (3) nor more than twenty (20) persons in number. The number of directors to be elected at each annual meeting of stockholders shall be fixed by the Board of Directors. The Board of Directors shall have the right at any time during the ensuing year to increase the number of directors by not more than three (3) additional directors. A director elected at the annual meeting shall hold office until his successor is elected and qualified unless he earlier resigns or is removed.

         Section 3. All vacancies in the Board of Directors, whether caused by resignation, death, or otherwise, may be filled by the remaining directors or a majority of the remaining directors attending a stated or special meeting called for that purpose, even though less than a quorum be present. A director thus elected to fill any vacancy shall hold office for the unexpired term of his predecessor, and until his successor is elected and qualified.

         Section 4. Regular meetings of the Board of Directors may be held at the principal office of the corporation or at such other place or places as the Board of Directors may designate from time to time.

         Section 5. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President or a majority of the directors, to be held at the principal office of the corporation, or at such other place or places as the notice calling the meeting may designate.

         Section 6. Notice of all special meetings of the Board of Directors, specifying the business to be transacted at and the purpose or purposes of the meeting, shall be given to each member of the Board at least twenty-four (24) hours before the time appointed. Notice of meetings may be waived.

         Section 7. A quorum at all meetings of the Board of Directors shall consist of a majority of the directors, but less than a quorum may adjourn any meeting, which may be held on subsequent dates without further notice, provided a quorum be present at such deferred meeting.

         Section 8. Standing or temporary committees may be appointed from its own members by the Board of Directors from time to time, and the Board of Directors may from time to time invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by such Board. An executive committee may be appointed by resolution passed by a majority of the directors, and it shall have all the powers provided by statute except as specially limited by the Board. All committees so appointed shall keep regular minutes of the transactions of their meetings, and shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report same to the Board of Directors at its next meeting.

         Section 9. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, setting forth the action so taken, and the writing or writings are filed with the minutes of proceedings of the board or committee.

         Section 10. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment whereby all persons participating in a meeting shall constitute presence in person at the meeting.

                                   ARTICLE IV

                           Compensation of Directors

         Section 1. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. All directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and directors may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation and expenses for attending committee meetings.

                                   ARTICLE V

                                    Officers

         Section 1. The officers of the corporation shall consist of a Chairman of the Board, a President, a Chief Financial Officer, one or more Vice Presidents (which may include senior and executive vice presidents), a Secretary and a Treasurer, who shall be elected for one year by the directors at their first meeting after the annual meeting of the stockholders, and who shall hold office until their successors are elected and qualify. The Board of Directors may also designate one or more officers as Chief Executive Officer or Chief Operating Officer of the corporation. The Board of Directors may also choose Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. No officer, except the Chairman of the Board, need be a member of the Board of Directors. The same person may hold two or more offices.

         Section 2.(a) The Chairman of the Board shall be the Chairman of the Executive Committee and shall preside at all meetings of the Board of Directors or the Executive Committee when present. He shall provide leadership to the Board of Directors and shall oversee the deliberations and activities of the Board. He shall advise and counsel with the President of the corporation on all matters of corporate interest. The Chairman of the Board shall also perform such other duties as may be assigned to him by the Board of Directors.

         Section 2.(b) The President shall be charged with the actual operation of all of the corporation's affairs, directly or through delegation of authority to other officers, within the framework of directives and policies prescribed from time to time by the Board of Directors. He shall also perform such other duties as may be specifically directed by the Board of Directors or are incidental to his office and not prescribed in these Bylaws.

         Section 2.(c) The Chief Financial Officer shall be charged with the duties of obtaining necessary financing for the corporation and coordinating, directing and administering the corporation's financial operations within the framework of directives and policies, prescribed from time to time by the President or the Board of Directors. The Chief Financial Officer shall be responsible to the President and the Board of Directors for the efficient and satisfactory discharge of all of his duties. He shall perform other duties incidental to his office and not prescribed in these Bylaws, as may be directed by the President or the Board of Directors. He shall report to the President and the Board of Directors as to the financial condition of the corporation at such time and in such manner as directed by the President or the Board of Directors.

         Section 3. The Vice President or Vice Presidents shall perform such duties as are assigned by the President or the Board of Directors, and such other duties that are incidental to the office of Vice President. The Board of Directors may designate one or more executive Vice Presidents to hold the title Executive Vice President, Office of the President.

         Section 4. The Secretary shall issue notice for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incidental to his office, or are properly required of him by the Board of Directors.

         Section 5. The Treasurer shall have the custody of all moneys and securities of the corporation and shall keep regular books of account. He shall disburse the funds of the corporation in payment of the just demands against the corporation, or as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors from time to time as may be required of him an account of all his transactions as Treasurer and of the financial condition of the corporation. He shall perform all duties incidental to this office or which are properly required of him by the Board of Directors.

         Section 6. In the case of absence or inability to act of any officer of the corporation, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

         Section 7. Vacancies in any office arising from any cause may be filled by the directors at any regular or special meeting.

         Section 8. The Board of Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 9. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time with or without cause, by the affirmative vote of a majority of the whole Board of Directors.

         Section 10. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other duties as may from time to time be required by the Board of Directors.

                                   ARTICLE VI

                                     Stock

         Section 1. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the President or a Vice President and the Secretary or an Assistant Secretary, certifying to the number of shares owned by him. Where, however, such certificate is signed by a transfer agent or an assistant transfer agent, or by a transfer clerk acting on behalf of the corporation, and a registrar, the signatures of any of the above-named officers may be facsimile.

         In case any officer who has signed, or whose facsimile signature has been used on a certificate, has ceased to be an officer before the certificate has been delivered, such certificates may, nevertheless, be adopted and issued and delivered by the corporation as though the officer who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer of the corporation.

         Section 2. Registered stockholders only shall be entitled to be treated by the corporation as the holders in fact of the stock standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

         Section 3. In case of loss or destruction of any certificate of stock, another may be issued in its place upon proof of such loss or destruction, and upon the giving of a satisfactory bond of indemnity to the corporation and/or to the transfer agent and registrar of such stock in such sum as the officers of the corporation may provide. An officer of the corporation, within the discretion provided for in the determination of whether or not a bond is "satisfactory" and whether the sum thereof is adequate, may waive the requirement of a bond.

         Section 4. The Board of Directors shall have the power to close the stock transfer books of the corporation for a period not exceeding forty (40) days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding forty (40) days in connection with obtaining the consent of the stockholders for any purpose; provided, however, that, in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any change, conversion, or exchange of capital stock, or to give such consent without actually closing such transfer books, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of and to vote at such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                                  ARTICLE VII

                             Dividends and Finances

         Section 1. Before making any distribution of profits, there may be set aside out of the net profits of the corporation, such sum or sums as the directors may from time to time, in their absolute discretion, deem expedient, as a reserve fund to meet contingencies, or for equalizing dividends, or for maintaining any property of the corporation, or for any other purpose, and any profits of any year not distributed as dividends shall be deemed to have been thus set apart until otherwise disposed of by the Board of Directors.

        Section 2. The monies of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies designated by the Chief Financial Officer or such other officer as the Board of Directors may designate, and shall be drawn out only by check signed by persons designated by the Chief Financial Officer or by resolution by the Board of Directors.

         Section 3. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of any statute and these Bylaws.

                                  ARTICLE VIII

                               Books and Records

         The books, accounts and records of the corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the State of Delaware at such place or places as the Board of Directors may from time to time designate. The Board of Directors shall determine whether and to what extent the accounts and books of the corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the corporation, except as conferred by law or by resolution of the stockholders or directors, provided that the provisions of this paragraph shall not be construed as changing in any way the duty of the Treasurer to make proper reports to the stockholders at the annual meeting.

                                   ARTICLE IX

                                     Notice

         Section 1. Whenever the provisions of a statute or these Bylaws require notice to be given to any director, officer or stockholder, they shall not be construed to mean personal notice; such notice may be given in writing by depositing the same in a post office or letter box, in a postage paid, sealed wrapper, addressed to such director, officer or stockholder at his or her address as the same appears on the books of the corporation, and the time when the same shall be mailed shall be deemed to be the time of the giving of such notice. Notice to directors may also be given by telephone.

         Section 2. A waiver of any notice in writing, signed by a stockholder, director or officer, whether before or after the time stated in said waiver for holding a meeting, shall be deemed equivalent to a notice required to director, officer or stockholder.

         Section 3. Attendance at a meeting shall constitute a waiver of notice except where a director or stockholder attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE X

                                      Seal

         The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE XI

                              Amendment of Bylaws

         Alteration, amendment or repeal of the Bylaws may be made by a majority of the stockholders entitled to vote at any meeting, or by the Board of Directors by unanimous written consent or by a majority vote of the directors at any regular or special meeting, provided notice of such alteration, amendment or repeal has been given to each director in writing at least two (2) days prior to said meeting.

                                  ARTICLE XII

                  Indemnification and Limitation of Liability

         Section 1. The corporation shall, to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding") from and against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         Section 2. Expenses incurred by an officer or director in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of a satisfactory undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

         Section 3. Indemnification and advancement of expenses shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Indemnification and advancement of expenses, unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability.

         Section 6. The right to indemnification is a contract right and, therefore, cannot be retroactively eliminated by a later stockholder vote.

         Section 7. The Court of Chancery has exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification.

         Section 8. Any director or officer of the corporation serving in any capacity with a majority-owned subsidiary or any employee benefit plan of the corporation or any majority-owned subsidiary corporation shall be deemed to be doing so at the request of the corporation.

         Section 9. Any person entitled to be indemnified may elect to have the right to indemnification interpreted on the basis of the applicable law in effect at the time of the occurrence of the events giving rise to the action, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification is sought.

         Section 10. No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law for: (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) any willful or negligent conduct in connection with the payment of illegal dividends or unlawful stock repurchases or redemptions, pursuant to Section 174 of the General Corporation Law of Delaware; or (iv) any transaction from which such director derived an improper personal benefit. No amendment or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                                  PROXY/VOTING INSTRUCTION CARD

SPELLING ENTERTAINMENT GROUP INC.
5700 Wilshire Boulevard, Los Angeles, California 90036
- -------------------------------------------------------------------------------
This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Peter H. Bachmann, and Thomas P. Carson, J. Ronald Castell and each of them, proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in Spelling Entertainment Group Inc. at the Annual Meeting of Shareholders to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Champagne Room, Beverly Hills, California, on May 23, 1995 at 10:00 a.m., and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the proxies will vote for the election of all listed nominees, in accordance with the Board of Directors' recommendations on the other subjects listed on the reverse of this card and at their discretion on any other matter that may properly come before the meeting.

Your vote for the election of Directors may be indicated on the reverse side of this card. Nominees are H. Wayne Huizenga, Aaron Spelling, Steven R. Berrard, Frank J. Biondi, Jr., Philippe F. Dauman, J. Brian McGrath, John L. Muething, and Sumner M. Redstone.

If you do not sign and return a proxy, or attend the meeting and vote by ballot, your shares cannot be voted.

                                [FRONT SIDE]


/X/ Please mark your
    vote with an X.

The Board of Directors Recommends a Vote "FOR all nominees" and "FOR" Item 2.

If no direction is made, this proxy will be voted FOR all of the Board of Directors nominees and FOR Item 2.


                    For   Withhold                  For   Against    Abstain

1.  Election of     / /     / /        2. Change    / /     / /        / /
    Directors                             State of
    (see reverse)                         Incorporation
    Vote for all nominees except:         to Delaware


SIGNATURE(S)                                        Date
            ----------------------------------------    ---------------------
NOTE: Please mark, sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                [REVERSE SIDE]